Exhibit 10.2

DATED 15th June 2022

(1) MEPC MILTON PARK NO.1 LIMITED AND MEPC MILTON PARK NO.2 LIMITED

and

(2) ADAPTIMMUNE LIMITED

deed of variation

relating to a lease of

39 innovation drive

Milton Park

Knights plc

Midland House

West Way

Botley

Oxford

OX2 0PH

PARTICULARS

5
DATE	:	15th June 2022
LANDLORD	:

MEPC MILTON PARK NO. 1 LIMITED (Company number 5491670) and MEPC MILTON PARK NO. 2 LIMITED (Company number 5491806), on behalf of MEPC Milton LP (LP No. 014504), both of whose registered offices are at Sixth Floor, 150 Cheapside, London EC2V 6ET;

TENANT	:	ADAPTIMMUNE LIMITED (Company number 6456741) whose registered office is at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire, England OX14 4RX

BACKGROUND

(A)	This Deed is supplemental to the Lease;
(B)	The Landlord and the Tenant have agreed that the Lease shall be varied as set out in this Deed.

The parties agree as follows:

1	definitions
1.1	In this Deed, unless the context requires otherwise, the following definitions shall apply:

Landlord	includes successors in title to the freehold estate in the Property;
Lease

a lease of the Property dated 28 February 2018 made between (1) MEPC Milton Park No. 1 Limited and MEPC Milton Park No. 2 Limited and (2) Adaptimmune Limited as varied by a deed of variation dated 20 August 2021 made between (1) MEPC Milton Park No. 1 Limited and MEPC Milton Park No. 2 Limited and (2) Adaptimmune Limited and all documents supplemental thereto;

Property	39 Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RT more particularly described in and demised by the Lease; and
Tenant	includes successors in title to the term created by the Lease.

1.2	The Particulars are incorporated in and form part of this Deed so that in this Deed the words and expressions set out in the Particulars shall have the meanings ascribed to them in the Particulars.
1.3	Expressions defined in the Lease shall (save where the context requires otherwise) have the same meanings as in this Deed.
1.4	The provisions of the Lease relating to its interpretation apply to this Deed except to the extent that they are expressly varied by this Deed.

2	variation

In consideration of the sum of one pound (£1) paid by the Tenant to the Landlord (receipt of which the Landlord acknowledges) it is mutually agreed and declared that with effect from the date of this Deed the Lease shall be varied in accordance with the provisions set out in the Schedule.

3	continuing effect

The Lease shall continue in full force and effect save as modified by this Deed and the covenants, conditions, stipulations and provisions of the Lease shall have effect as though the provisions contained in the Schedule had been incorporated in the Lease from and including the date of this Deed.

4	exclusion of contracts (rights of third parties) act 1999

A person who is not a party to this Deed shall not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

5	SUCCESSORS

This Deed binds the respective successors in title of the Landlord and the Tenant.

6	GOVERNING LAW

This Deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England.

7	JURISDICTION

Each party irrevocably agrees that the courts of England shall have non-exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this Deed or its subject matter or formation (including non-contractual disputes or claims).

Executed by the parties as a Deed on the date stated at the beginning of this document

SCHEDULE

Agreed Variations to the Lease

1.	In the PRESCRIBED CLAUSES LR4. shall be deemed to read as follows:
LR4. Property	:

In the case of a conflict between this clause and the remainder of this lease then, for the purposes of registration, this clause shall prevail.

39 Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RT shown edged red on the Plan (excluding the Substation shown edged green on the Plan) with a gross internal floor area of 4,275 square metres (46,017 square feet) measured in accordance with the RICS Code of Measuring Practice (sixth edition)

:

2.	In Clause 1.1 the following definitions shall be deemed to read as follows:

“Encumbrances means:

(a)The obligations and encumbrances (if any) specified in Part III of the First Schedule; and
(b)the Substation Lease;”

“Property means the property described in the Prescribed Clauses and includes any part of it, any alteration or addition to the Property and any fixtures and fittings in or on the Property but excludes the Substation;”

3.	The following definitions shall be deemed to be added to Clause 1.1:

“Substation means the electricity substation and land demised by and comprised in the Substation Lease;”

“Substation Lease means a lease of the Substation dated 15th June 2022 made between (1) the Landlord and (2) The Electricity Network Company Limited;”

El Sub Sta

PROPOSED DEMISE PLAN
SCALE @ 1:500

67
68
68
El Sub Sta
El Sub Sta
INN
JUBILEE AVENUE
ESS
ESS
GG

PROPOSED DEMISE PLAN
SCALE @ 1:1250

Ordnance Survey, (c) Crown Copyright 2020. All rights reserved. Licence number 100022432

RIDGE

Milton Park

MEPC AREA SURVEYS
MILTON PARK

UNIT 39
INNOVATION DRIVE
DEMISE / LEASE PLAN

INFORMATION

5011855	RDG	Z01	ST	PL	B	0039	A

EXECUTED as a DEED by Paul Pavia as attorney for MEPC MILTON PARK NO. 1 LIMITED in the presence of:	/s/ Paul Pavia ....................................... Paul Pavia as attorney for MEPC MILTON PARK NO. 1 LIMITED

/s/ Philip Campbell ................................................ Signature of witness Witness name: Philip Campbell Address: 99 Park Drive OX14 4RY
EXECUTED as a DEED by Paul Pavia as attorney for MEPC MILTON PARK NO. 2 LIMITED in the presence of:	/s/ Paul Pavia ....................................... Paul Pavia as attorney for MEPC MILTON PARK NO. 2 LIMITED

/s/ Philip Campbell ................................................ Signature of witness Witness name: Philip Campbell Address: 99 Park Drive OX14 4RY

EXECUTED AS A DEED by ADAPTIMMUNE LIMITED acting by a director and the company secretary or by two directors	/s/ Gavin Wood /s/ Margaret Henry
Director
Director/Company Secretary